COSTS FOR DRIFTING PER FOOT

and bottom of page is total $ costs and time tables

Rock type hard to very hard

Drilling and blasting cost per foot:			phase @			
Diesel	**$6.51**	Cost for		$0.00		
Maintenance	**$16.54**	Cost for		$0.00		
Lube costs	**$3.73**	Cost for		$0.00		
Bit usage	**$33.08**	Cost for		$0.00		
powder costs	**$68.34**	Cost for		$0.00		
		Cost for		$0.00		
Mucking cost per ft		Cost for		$0.00		
Mucker only!!		Cost for		$0.00		
Diesel	**$24.43**	Cost for		$0.00		
Maintenance	**$24.00**	Cost for		$0.00		
Lube costs	**$2.27**	Cost for		$0.00		
		Cost for		$0.00		
Remuck cost per ft		Cost for		$0.00		
Truck costs		Cost for		$0.00		
Diesel	**$8.35**	Cost for		$0.00		
Maintenance	**$8.00**	Cost for		$0.00		
Lube costs	**$2.27**	Cost for		$0.00		
		Cost for		$0.00		
Ground support		Cost for		$0.00		
Bolting materials	**$64.27**	Cost for		$0.00		
Shotcrete					99.82638889	to be added to the first 500 feet of the portal PER FOOT and the first 500 feet will be a line item
Portal entrance					42181.40963	to be added later and it is a fixed line item cost
		Cost for		$0.00	$0.00	
Labor	**$265.82**	Cost for		$0.00		
		Cost for		$0.00		
Admin:	**$30.01**	Cost for		$0.00		
		Cost for				
Gen set maintenance	**$5.00**	Cost for		$0.00		
Gen set fuel	**$18.98**	Cost for		$0.00		
Air compressor maint.	**$2.00**					
Air compressor fuel	**$18.98**					
		Cost for		$0.00		
Shop	**$0.00**	Cost for				
Construction	**$0.00**	Cost for		$0.00		
		Cost for		$0.00		
office+ DRY	**$0.00**	Cost for		$0.00		25,000

		Cost for	$0.00
Ventilation fans	**$0.00**	Cost for	$0.00
vent bag		Cost for	$0.00
		Cost for	$0.00
Change room and shower	**$0.00**	Cost for	$0.00
Utilities	**$58.66**		
mobe and demobe costs ???????			$0.00
ALL COSTS TOTAL			$0.00
	$602.58	per foot	

50 foot bags at 288.42 each throwing 15 % extra bag on for damage

75,000 THIS WIL BE A SEPARATE LINE ITEM COST AND WILL NEED TO BE TALKED ABOUT

We now have 1817 feet left to drive for Marble zone including the muck bays

SO THE COSTS FOR DRIVING THESE DRIFTS WILL BE THE FOLLOWING

Time lines for this is as follows

		feet per day	days per week	footage needed		
decline	2234					
ore access	50					
Muck bay	50	16.43983	7	2334		
					PER WEEK	
cost to mine	**$1,406,421.84**	***time in weeks***	**20.28**		**$69,344.20**	**$277,376.79**

We now start driving the ore access drift #1, while driving the decline. This will require an additional amount of crew we will call the production crew.
This will require a Miner 3,a Miner 2,and a Miner 1 . *****AT THIS TIME WE NEED THE ADDITIONAL EQUIPMENT*

*******HERE IS A BIG NOTE AT THIS TIME**********
As we are continuing the decline, we need to start excavating the ore access
require the purchase of additional equipment. THIS NEEDS TO BE DONE PRIC
WEEK 21. This allows us to have the equipment ready to go at the exact time
We will start mining ore on WEEK 21 and shipping ore shortly there after
Our Capitalization costs at that point would be the following if new equipme

Time lines for this is as follows

		feet per day	days per week	footage needed	tons per day	total tons
ore access	290					
ore access	290					
		30	7	580	225	4350

					cost per week from week to week		
	$191,522.07					20.28	23.04
cost to mine	$173,482.51	***time in weeks***	**2.76**	**$62,812.63**	**$132,156.83**		

we need to advance the decline and #2 level accesses while mining the #1 level ore leaving us with a slight delay for the production crew so the production crew will be mining raises in the ore zone or access drifts to the marble zone while waiting the additional 1.06 weeks

So the cost during this time period will be as follows

			Time lines for this is as follows							
decline	340		feet per	days per	footage					
ore access	50		day	week	needed					
Muck bay	50		16.43983	7	440					
			time needed		**3.82**			cost per week from week to week		
									23.04	24.11
cost to mine		$140,292.65	***time in weeks***		**1.06**			**$132,156.83**		

We now start driving the ore access drift Level#2 while continuing the decline

			Time lines for this is as follows							
ore access	290		feet per	days per	footage	tons per day	total tons			
ore access	290		day	week	needed					
			30	7	580	225	4350			
								cost per week from week to week		
									24.11	26.87
cost to mine		$365,004.58	***time in weeks***		**2.76**			**$132,156.83**		

we need to advance the decline and #3 level accesses while mining the #2 level ore leaving us with a slight delay for the production crew so the production crew will be mining raises in the ore zone or access drifts to the marble zone while waiting the additional 1.06 weeks

So the cost during this time period will be as follows

			Time lines for this is as follows							
decline	340		feet per	days per	footage					
ore access	50		day	week	needed					
Muck bay	50		16.43983	7	440					
			time needed		**3.82**			cost per week from week to week		
									26.87	27.93
cost to mine		$140,292.65	***time in weeks***		**1.06**			**$132,156.83**		

We now start driving the ore access drift Level#3 while continuing the decline

			Time lines for this is as follows				
ore access	290		feet per	days per	footage	tons per day	total tons
ore access	290		day	week	needed		
			30	7	580	225	4350

					cost per week from week to week		
						27.93	30.69
cost to mine	$365,004.58	***time in weeks***	**2.76**		**$132,156.83**		

we need to advance the decline and #4 level accesses while mining the #3 level ore leaving us with a slight delay for the production crew so the production crew will be mining raises in the ore zone or access drifts to the marble zone while waiting the additional 1.06 weeks

So the cost during this time period will be as follows

		Time lines for this is as follows			
decline	340	feet per day	days per week	footage needed	
ore access	50				
Muck bay	50	16.43983	7	440	
		time needed		**3.82**	

				cost per week from week to week		
					30.69	31.75
cost to mine	$140,292.65	***time in weeks***	**1.06**	**$132,156.83**		

We now start driving the ore access drift Level#4 while continuing the decline

		Time lines for this is as follows					
ore access	290	feet per day	days per week	footage needed	tons per day	total tons	
ore access	290						
		30	7	580	225	4350	

					cost per week from week to week		
						31.75	34.51
cost to mine	$365,004.58	***time in weeks***	**2.76**		**$132,156.83**		

we need to advance the decline and #5 level accesses while mining the #4 level ore leaving us with a slight delay for the production crew so the production crew will be mining raises in the ore zone or access drifts to the marble zone while waiting the additional 1.06 weeks

So the cost during this time period will be as follows

		Time lines for this is as follows			
decline	340	feet per day	days per week	footage needed	
ore access	50				
Muck bay	50	16.43983	7	440	
		time needed		**3.82**	cost per week from week to week

								34.51	35.58
cost to mine	$140,292.65	***time in weeks***		**1.06**			**$132,156.83**		

We now start driving the ore access drift Level#5 while the decline crew is mining the exploration drift for further core drilling

		Time lines for this is as follows					
ore access	290	feet per day	days per week	footage needed		tons per day	total tons
ore access	290						
		30	7	580	225	4350	

							cost per week from week to week		
								35.58	38.34
cost to mine	$365,004.58	***time in weeks***		**2.76**			**$132,156.83**		

Now the extraction of the remaining tons of ore will begin with all crews now becoming what we call production crews. They will start the MODIFIED END BITE TIMBERED STULL STOPE METHOD NOW!!!

Time lines for this is as follows					
tons per day	total tons	Days to mine			
254.87	55583.33333	218.0851064			
	7	0	0	0	

							cost per week from week to week		
								38.34	69.49
cost to mine	$5,070,272.82	***time in weeks***		**31.16**			**$162,743.39**		

TOTAL MINING COSTS		TOTAL WEEKS		average cost per week
	$8,862,888.15		**69.49**	**$127,537.26**
				Average cost per month
				$510,149.05

N.H access size to be to encompass the ore vein Therefore for the grade will dilluted by

If we start Mining on April 1 of 2012 we would finish this mining exercise on or around July 7th 2013

		tons from marble zone	tons from Nancy Hank	tons from N.H. access drifts	Nancy Hank stopes
Tons produced from week 21 to week 38		4027	5460	2980	54893
12,467	tons produced from Nancy Hank and the marble zone				Grade average 0.57
		105	**tons per day**	**TOTAL OUNCES PRODUCED per time periood**	

	733 tons per week		3690 *this final number does not include cat 3 ounces*
Tons produced from week 38 to week 69			
******These total amounts of tons during this time period include the completion of the marble zone*** **53,551**	246 tons per day	**TOTAL OUNCES PRODUCED per time periood**	
	1719 tons per week		
Total tons** **66,018**			27479 *this final number does not include cat 3 ounces*
	Total ounces produced from all blocks		31169 *this final number does not include cat 3 ounces*

***** SPECIAL NOTE: We have to mine and handle all 66,018 tons of ore which are in the block models we have illustrated, but we will only process 56,525 tons of the ore at this time.**
The following is the reason: 56,525 tons of the ore are documented as Category #1, and #2 ore
the remaining 9494 tons of ore are documented as Category #3 ore. We will stockpile and sample the 9494 tons as it is mined.
We do know with great certainty that the Category #3 ore will contain value, but it cant be included in this report per strict guidelines.

previous development	4,832.21			
	Decline waste rock development costs			
	tons mined	*cost per ton*	*Total costs*	
mined week 1-21	*28208.05*	$49.86	$1,406,421.84	
mined week 21-69	*21261.74*	$49.86	$1,060,110.60	
	Stope waste rock mining costs			
	tons mined	*cost per ton*	*Total costs*	
waste within stope	*9749.16*	$91.22	$889,311.66	
Category 3 material	*9494*	$91.22	$866,036.04	
Total tons of waste mined	*68712.96*	$61.44	$4,221,880.15	*Total cost of development and waste mining*

Total tons of waste produced		73545.17
Total tons of ore produced		66,018
		1.114017
Waste / ore strip ratio	**1.1 :1**	
Actual ratio because of Cat 3 material		64051.17
		66,018
		0.9702077
Waste / ore strip ratio	**.97 :1**	

vent bag calcs	50	288.42	4900	98	112.7

s drifts. This will
OR TO
e needed

nt is bought

$3,475,000
Additional capital costs

NOW COMES THE EXTRACTION OF THE ORE FROM THE MARBLE ZONE

cost per ton	days to mine tons	tons produced
95.5	52	10500

cost to mine **$1,002,750.00** ***time in weeks*** **7.4285714**

BUT DURING THIS TIME WE WILL CONTINUE THE DECLINE
ACTUALLY BEGINING PHASE #2 SO PRODUCTION SHOULD
DOUBLE DURING THESE TIMES AS OUR COSTS HAVE DOUBLED ALSO

We will now put on a second crew on each s
some ore while the development crew reac
so this will require a Miner 3,a Miner 2,and

$311,533.89
$251,850.05

footage mined during this 7.4 weeks	***cost to mine***	$563,383.94

10' high x 10.6885 wide			
33.18%			
N.H. access drifts	Marble Zone stope		
2980	8145		66018
0.375	0.31		

shift which we will call the production crew. They will start development to the Marble Zone, trying to extract
hes and completes the decline to the #1 level including the access to this level of the Nancy Hank and just beyond

a Miner 1	517	*feet to get us by Level one of Nancy Hank*
		includes to the ore, a muck bay , and 50 feet down the decline from the #1 level

time in weeks	4.4925733	$125,403.39	**$501,613.57**

END BITE STOPING

We will be using a technique called the modified end bite timber stope stull method

******SMW Mining Engineering Handbook Volume #1 Sec. 12.9-12.9.3 * Authors Cummins + Given published 1973**

RAISE DEVELPOPMENT: 100 FOOT ACCESS RAISES level to level

length of raise	40				
advance rate		width average		days per raise	
	12	6	6	3.333333333	
days for stope raise prep				3.333333333	
		raises per	tons per	total tons per	
tons per day	tons per raise	stope	stope	NH stopes	
36	120	1	120	1200	

Cost per foot Labor figuring in 3 miners (2 for raising and 1 for mucking)* 2 shifts

But we also are done with development at some point so have to add in the Mech and Superintendent

$157.10 per ton

Timber per 12 feet of advance = 8- 5' 10"x10" 4 -5' 10"x10" 10-5' 3"x12"

feet of 10X10 per 12'	feet of 3x12 per 12'
60	50
cost per board foot of 10x10	cost per board foot of 3x12
8.5	2.5
sum per 12 feet	sum per 12 feet
$510.00	$125.00
cost per foot for timber	

$17.64 per ton

5558.333

Drill and blast cycles

We will be using jack legs drilling 6 foot rounds and loading rounds with ANFO

Rounds drilling times and will be affected by rock types and size of drift

Hard to very hard rock 6x6 raise heading, 2'x2' pattern with 9 hole burn with 4 relief holes

25 47 -1 1/2" holes with 4 ream (relief or dead holes)

4 relief holes

21 loaded holes

Drill time

minutes per hole	minutes per relief hole	drill time per round	tram time and set up	Total drill time	
6	6	2.5	0.5	**3.00**	Hours

Hole length		6				**Total drill blast time per round**		
Loading time	minutes per hole	tying in round	**smoke time**		total blasting time		**4.58**	Hours
		2	0.25	0.5	**1.58** Hours			

Drill bit usage		**Bit costs**			
1 1/2"bits feet per bit	1 1/2"bits per round	1 1/2 inch each	1 1/2 inch per round	4 inch per round	Bit cost per round
60	2.50	28.75	71.875	0	**$71.88**
			Per ton		**$3.99**

Bank cubic yards and loose cubic yards broken per round

drift size and area in 6x6 raise round

A= (W*H)

SO: 36.00 square feet

V yards cubed= A*Length/27

SO: **8.00** ***bank cubic yards***

10.64 ***loose cubic yards*** with 33% swell factor

now we will figure the tons per round considering this is hard to very hard rock with a tight fenicrisyt make up we will assume it weighs 1 ton per 12 cubic feet

so convert back to cubic feet per round

18 tons per round

Powder usage and powder factor

Using ANFO for explosives (called Orica Rep) Blown in its 1 gram per centimeter cubed or 0.0378 pounds per inch cubed

this is in a 6 foot long 1 1/2" hole loaded to 5 feet deep

V=pie*radius squared * length of hole loaded

Volume= 3.142*(.75*.75)*(12*6)

127.251 cubic inches

0.0378

4.81 lbs of anfo per loaded hole

101.01 lbs anfo per round

5.61 is the powder factor per ton

Powder costs

ANFO	0.6	per pound		per round	60.61
det cord	0.15	per foot	100' per rn	per round	15
20 foot EZ			21 per round	per round	175.35
dets(nonels)	8.35	each			
fuses and caps	3	each	10	per round	30
		2 pr round			
		Powder costs per round			**$280.96**
		Per ton			**$15.61**

Mucking cycles

We will be using a 3.5 yard mucker for mucking the ore to muck bays

Bank cubic yards and loose cubic yards broken per round

drift size and area in 12x12 arched heading with the spring line at 9 feet

A= (W*H)

SO: 36.00 square feet

V yards cubed= A*Length/27

SO: **8.00** ***bank cubic yards***

10.64 ***loose cubic yards*** with 33% swell factor

now we will figure the tons per round considering this is hard to very hard rock with a tight fenicrisyt make up we will assume it weighs 1 ton per 12 cubic feet

so convert back to cubic feet per round

18 tons per round

Muck cycles will be determined with muck bays to be installed every 250 feet. So muck cycle times will be only be figured on a 250 foot tram. We will use for this an assumption of a 10% decline. (rates would change either way slightly for flatter or steeper grades) Once muck bays have been established , the cre3w will be mucking out the

Muck Cycle times

1. For the 12x12 10% decline, muck cycle times will be calculated on an average of 200 foot trams round trip.

A. Round trip tram time 2.661818 minutes Length of tram length of rounds # of rounds per 300 feet

B.	Load time	2	minutes	300	12	25	
C.	Dump time and reverse time	1.5	minutes	average tram length			

Mucker size	3.5	loose yards			156.16	
				average (loaded)speed (MPH)	up a 10% inclir	down 10% decline
	Total cycle time	**6.161818**	**minutes**		0.8	4
				Feet per minute		
					70.4	352

Bar down time per muck out	0.25
Clean face and fin hoe	0.1

TOTAL MUCKING TIME
PER ROUND **0.66** hours

DIESEL USAGE FOR MUCKER

3.5 Yard Mucker will have a *** hp engine and will consume 12-15 gallons of fuel per hour			**12**
The 3.5 yard mucker will be used for	0.66	for mucking cycle at face	
The 3.5 yard mucker will be used for	2.25	for remuck cycle from muck bays	
The 6 yard mucker will be used for	0.5	for support for loading and bolting	

Total diesel usage for the mucker per round is: **40.94638545** gallons — cost per gallon: 4

cost per round: $163.79
cost per ton **$9.10**

Administrative costs per foot
Per month converted to cost per foot

Insurances, vehicle			Safety, MSHA, etc..			Vehicles		
Cost	Tons	per ft cost	Cost	Tons	per ft cost	Cost	Tons	per ft cost
2500	1,080	**2.31481**	2000	1,080	**1.851851852**	3000	1,080	**2.77778**
Tracking and bookkeeping			Insurance, general liability					
Cost	Tons	per ft cost	Cost	Tons	per ft cost			
4000	1,080	**3.7037**	3300	1,080	**3.055555556**			

Total Admin Costs per ton

$13.70

since the raise mining and stope mining will effectively be half of our on going work and work force we must reduce the above costs by 50%

SO **$6.85** per ton

GROUND SUPORT

Pricing on bolts and support material

				bolts	Bits ea		Steel ea	driver	hose	wire panel	plates	monster plates
5 foot split set bolts	76.20	12		6.35		29.11	58.72	91	67.12	24.34	1.25	2.83
plates	15.00	12										
monster plates	33.96	12										
welded wire	48.68	2										
bits	29.11	1	per round									
steel	29.36	0.5	as get 2 rounds out of 1 steel									
Driver	18.2	0.02	as get 5 rounds out of 1 driver									
hoses and jack leg	13.424	0.2	as get 5 rounds out of 1 hose using it for everything and bolting									
amortization	5.04	4200	6 machines for life of job									
Cost of bolts per rnd	**$268.97**											
COST PER ton		**$14.94**										

Total costs per ton for raises this stope **$225.24**

STOPE CUT ITSELF

Length of stope	average width	average height	amount of tons	
290	5.75	40	5438.333	***(this is minus the amount of tons extracted from the raises in each cut)***

No 10"x10" will be used for the stopes as we will use timber (trees) from the mine site

Each end bite or cut within the stope will be 40 feet in height and 8 feet long

Timber per 8 feet of advance = 25-8' 3"x12"

feet of 10X10 per 12'	feet of 3x12 per 12'
0	200

advance rate per day	width	height	days per end cut

	7.05	5	40	1			
days for stope completion				40.28368794		cost per board foot of 10x10	cost per board foot of 3x12
tons per day	cuts per stope					0	$2.50
117.5	30.5		0			sum per 12 feet	sum per end bite
						$0.00	$500.00

Cost per ton Labor figuring in 4 miners (2 for mining 1 for miners support and 1 for mucking)* 2 shifts

The guy mucking will be on day shift only or night shift only as he wont be needed for both shifts

But we also are done with development at some point so have to add in the Mech and Superintendent

$48.13 per ton

cost per ton for timber

$4.26 per ton

Drill and blast cycles

We will be using jack legs drilling 8 foot rounds and loading rounds with ANFO

Rounds drilling times and will be affected by rock types and size of drift

Hard to very hard rock 8x40 raise heading, 2.5'x2.5' pattern

51 51 -1 1/2" holes

0 relief holes

51 loaded holes

Drill time

minutes per hole	minutes per relief hole	drill time per round		tram time and set up	Total drill time	
6	0	5.1		0.5	**5.60**	Hours
Hole length	8					
Loading time	minutes per hole	tying in round	**smoke time**		total blasting time	
	0.5	0.25	0.5		**1.18**	Hours

Total drill blast time per round

6.78 Hours

Drill bit usage		**Bit costs**			
1 1/2"bits feet per bit	1 1/2"bits per round	1 1/2 inch each	1 1/2 inch per round	4 inch per round	Bit cost per round
60	6.80	28.75	195.5	0	**$195.50**

per ton		$1.66

Bank cubic yards and loose cubic yards broken per round

drift size and area in 80x8 end bite round

A= (W*H)

SO: 200.00 square feet

V yards cubed= A*Length/27

SO: **59.26** ***bank cubic yards***

78.81 ***loose cubic yards*** with 33% swell factor

now we will figure the tons per round considering this is hard to very hard rock with a tight fenicrisyt make up we will assume it weighs 1 ton per 12 cubic feet

so convert back to cubic feet per round

133.3333333 tons per round

Powder usage and powder factor

Using ANFO for explosives (called Orica Rep) Blown in its 1 gram per centimeter cubed or 0.0378 pounds per inch cubed

this is in a 6 foot long 1 1/2" hole loaded to 5 feet deep

V=pie*radius squared * length of hole loaded

Volume= 3.142*(.75*.75)*(12*6) 0.0378

106.0425 cubic inches

4.01 lbs of anfo per loaded hole

204.43 lbs anfo per round

1.53 is the powder factor per ton

Powder costs

ANFO	0.6	per pound			per round	122.66
det cord	0.15	per foot		300' per rn	per round	45
20 foot EZ			51	per round	per round	425.85
dets(nonels)	8.35	each				
fuses and caps	3	each	10		per round	30
		2 pr round				

Powder costs per round	**$623.51**
Per ton	**$4.68**

Mucking cycles

We will be using a 3.5 yard mucker for mucking the ore to muck bays

Bank cubic yards and loose cubic yards broken per round
drift size and area in 12x12 arched heading with the spring line at 9 feet

A= (W*H)
SO: 200.00 square feet
V yards cubed= A*Length/27
SO: **59.26** ***bank cubic yards***
78.81 ***loose cubic yards*** with 33% swell factor
now we will figure the tons per round considering this is hard to very hard rock with a tight fenicrisyt make up we will assume it weighs 1 ton per 12 cubic feet
so convert back to cubic feet per round
133.3333333 tons per round

Muck cycles will be determined with muck bays to be installed every 250 feet. So muck cycle times will be only be figured on a 250 foot tram. We will use for this an assumption of a 10% decline. (rates would change either way slightly for flatter or steeper grades) Once muck bays have been established , the cre3w will be mucking out the

Muck Cycle times

1. For the 12x12 10% decline, muck cycle times will be calculated on an average of 200 foot trams round trip.

A.	Round trip tram time	2.661818	minutes
B.	Load time	2	minutes
C.	Dump time and reverse time	1.5	minutes
Mucker size		3.5	loose yards
	Total cycle time	**6.161818**	**minutes**

Length of tram	length of rounds	# of rounds per 300 feet
300	12	25

average tram length
156.16

	up a 10% inclir	down 10% decline
average (loaded)speed (MPH)	0.8	4
Feet per minute	70.4	352

Bar down time per muck out	0.25
Clean face and fin hoe	0.1

TOTAL MUCKING TIME

PER ROUND **2.66** hours

DIESEL USAGE FOR MUCKER

3.5 Yard Mucker will have a *** hp engine and will consume 12-15 gallons of fuel per hour **12**

The 3.5 yard mucker will be used for	2.66	for mucking cycle at face
The 3.5 yard mucker will be used for	2.25	for remuck cycle from muck bays
The 3.5 yard mucker will be used for	0.5	for support for loading and bolting

Total diesel usage for the mucker per round is: **64.95100337** gallons

cost per gallon 4

cost per round $259.80

cost per ton **$1.95**

Administrative costs per foot

Per month converted to cost per foot

Insurances, vehicle			Safety, MSHA, etc..			Vehicles		
Cost	TONS	per ft cost	Cost	TONS	per ft cost	Cost	TONS	per ft cost
2500	4,000	**0.625**	2000	4,000	**0.5**	3000	4,000	**0.75**

Tracking and bookkeeping			Insurance, general liability		
Cost	TONS	per ft cost	Cost	TONS	per ft cost
4000	4,000	**1**	3300	4,000	**0.825**

Total Admin Costs per foot

$3.70

since the raise mining and stope mining will effectively be half of our on going work and work force we must reduce the above costs by 50%

SO **$1.85**

GROUND SUPORT

Pricing on bolts and support material

			bolts	Bits ea	Steel ea	driver	hose	wire panel	plates	monster plates
5 foot split set bolts	457.20	72	6.35	29.11	58.72	91	67.12	24.34	1.25	2.83
plates	90.00	72								
monster plates	203.76	72								

welded wire	0	0	
bits	261.99	9	per round
steel	176.16	3	as it will take this many steel to complete bolting and drilling this end bite
Driver	45.5	0.5	
hoses and jack leg	33.56	0.5	
amortization	5.04	4200	6 machines for life of job
Cost of bolts per rnd	**$1,273.21**		
COST PER TON		**$9.55**	

REMUCK COSTS (ore to surface)

one man loading his own truck at 20 tons per truck ***(this is reflected in the labor costs at the top of the end bite stope figures)***

1. For the 12x12 10% decline, muck cycle times will be calculated on an average of 200 foot trams round trip.

A.	Round trip tram time	38.89227	minutes	Length of tram	length of rounds	# of rounds per 300 feet
B.	Load time	2	minutes	5000	12	416.6667
C.	Dump time and reverse time	1.5	minutes	average tram length		
Truck size	20 tons			2700		
				average (loaded)speed (MPH)	up a 10% inclir	down 10% decline
	Total cycle time	**42.39227**	**minutes**		0.8	4
				Feet per minute		
					70.4	5000

Bar down time per muck out

Clean face and fin hoe

TOTAL MUCKING TIME

PER CUT **4.71** hours

DIESEL USAGE FOR TRUCK

20 TON TRUCK will have a *** hp engine and will consume 12-15 gallons of fuel per hour			**15**
The 20 TON TRUCK will be used for	4.71	for mucking cycle at face	
The 3.5 yard mucker will be used for	2.25	for remuck cycle from muck bays	
The 3.5 yard mucker will be used for	0.5	for support for loading and bolting	

Total diesel usage for the mucker per round is: **111.9037879** gallons

cost per gallon

4

cost per round	$447.62
cost per ton	**$3.36**
TOTAL END BITE STOPING COSTS PER TON	**$75.43**
Add the cost per ton of the raise work from the top	
of this work sheet it completes the stope tonage	**$81.43**

SUMMARY OF THE END BITE TIMBER STOPE STULL METHOD

Cost per ton	**$81.43**			
need to add the cost of power and compressed air	$9.79	**$91.22**		
Tons per day average		**254.87**	monthly mining cost for tonnage from stopes	**$697,471.68**
Tons per Month (*30 day* month per average)		**7646.1**		

I wanted to make sure we have a very good overview of the costs associated with this method of mining, which includes all labor and administrative costs, as well as materials and consumables

I decided to go under the assumption that the development is done and so the labor costs includes Mechanics and the Superintendent

*******I do believe we will be able to reduce the work force as we go around the learning curve and can get rid of 1 laborer per shift and maybe a Miner 2 per shift also, lowering our tonnage cost by $3-$7 per ton***

These costs and tonnages are averaged out with the following labor involved

Dayshift:

1 Superintendent
1 Laborer--Miner 1
1 Truck driver--Miner 1 *(the muck crew)*
1 Shift boss
2 Miner 1
2 Miner 2
2 Miner 3
1 Mechanic

Nightshift:

1 Shift boss
2 Miner 1
2 Miner 2
2 Miner 3
1 Mechanic
1 Truck driver--Miner 1 *(the muck crew)*

Rubber Tire Cut and Fill Stope Method
We will be using a technique called the modified cut and fill stope method
******SMW Mining Engineering Handbook Volume #1 Sec. ------------------ * Authors Cummins + Given published 1973**

Length of stope	average width	average height	amount of tons			10875
290	10	9	**2175**			
Length of rnd	10					
advance rate		width	height		days per stope	
	30	10	9		9.666667	
days for stope raise prep						
tons per day	rounds per stope	length of each round	Need 2 stopes active always			
225	1.5	10				

LABOR
Cost per ton includes the same amount of people as development uses plus one extra for the removal(trucking) of ore from the mine
But we also are done with development at some point so have to add in the Mech and Superintendent
$23.71 per ton

Drill and blast cycles
We will be using a single boom jumbo drilling 10 foot rounds and loading rounds with ANFO

Rounds drilling times and will be affected by rock types and size of drift

Hard to very hard rock 9x10 ore heading, 2.75'x2.5' pattern breast down round

20	2047 -1 7/8" holes
0	relief holes
20	loaded holes

Drill time

minutes per hole	minutes per relief hole	drill time per round		tram time and set up	Total drill time	
4	0	1.333333		0.5	**1.83**	Hours
Hole length	10					

Loading time	minutes per hole	tying in round	**smoke time**		total blasting time	
	2	0.25	0.5		**1.42**	Hours

Total drill blast time per round

3.25 Hours

Drill bit usage

Bit costs

1 1/2"bits feet per bit	1 1/2"bits per round	1 1/2 inch each	1 1/2 inch per round	4 inch per round	Bit cost per round
140	1.43	65.75	93.92857	0	**$93.93**
			Per ton		**$1.25**

Diesel usage

Jumbo per hour	Jumbo per round	Anfo vehicle per hour	Anfo vehicle per round		Total diesel usage per round	Cost of diesel per gallon	Cost per round
8	4.00	6	**8.50**		**12.50**	$4	$50.00
				Cost per ton		**$0.67**	

Bank cubic yards and loose cubic yards broken per round

drift size and area in 6x6 raise round

A= (W*H)		
SO:	90.00	square feet
V yards cubed= A*Length/27		
SO:	**33.33**	***bank cubic yards***
	44.33	***loose cubic yards*** with 33% swell factor

now we will figure the tons per round considering this is hard to very hard rock with a tight fenicrisyt make up we will assume it weighs 1 ton per 12 cubic feet
so convert back to cubic feet per round

75 tons per round

Powder usage and powder factor

Using ANFO for explosives (called Orica Rep) Blown in its 1 gram per centimeter cubed or 0.0378 pounds per inch cubed
this is in a 6 foot long 1 1/2" hole loaded to 5 feet deep

V=pie*radius squared * length of hole loaded
Volume= 3.142*(.9375^)*(12*8.5)
281.675391 cubic inches

0.0378

10.65 lbs of anfo per loaded hole
212.95 lbs anfo per round
2.84 is the powder factor per ton

Powder costs

ANFO	0.6	per pound		per round	127.77
det cord	0.15	per foot	100' per rn	per round	15
20 foot EZ			20 per round	per round	167
dets(nonels)	8.35	each			
fuses and caps	3	each	10	per round	30
		2 pr round			
		Powder costs per round			**$339.77**
		Per ton			**$4.53**

Mucking cycles

We will be using a 3.5 yard mucker for mucking the ore to muck bays

Bank cubic yards and loose cubic yards broken per round
drift size and area in 9x10 square back

A= (W*H)
SO: 36.00 square feet

V yards cubed= A*Length/27

SO: 33.33 ***bank cubic yards***

44.33 ***loose cubic yards*** with 33% swell factor

now we will figure the tons per round considering this is hard to very hard rock with a tight fenicrisyt make up we will assume it weighs 1 ton per 12 cubic feet

so convert back to cubic feet per round

75 tons per round

Muck cycles will be determined with muck bays to be installed every 250 feet. So muck cycle times will be only be figured on a 250 foot tram. We will use for this an assumption of a 10% decline. (rates would change either way slightly for flatter or steeper grades) Once muck bays have been established , the cre3w will be mucking out the

Muck Cycle times

1. For the 12x12 10% decline, muck cycle times will be calculated on an average of 200 foot trams round trip.

A.	Round trip tram time	2.661818	minutes
B.	Load time	2	minutes
C.	Dump time and reverse time	1.5	minutes

Mucker size 3.5 loose yards

Total cycle time **6.161818 minutes**

Length of tram	length of rounds	# of rounds per 300 feet
300	12	25

average tram length

156.16

	up a 10% incline	down 10% decline
average (loaded)speed (MPH)	0.8	4
Feet per minute	70.4	352

Bar down time per muck out	0.25
Clean face and fin hoe	0.1

TOTAL MUCKING TIME

PER ROUND **1.65** hours

DIESEL USAGE FOR MUCKER

3.5 Yard Mucker will have a *** hp engine and will consume 12-15 gallons of fuel per hour **12**

The 3.5 yard mucker will be used for	1.65	for mucking cycle at face
The 3.5 yard mucker will be used for	2.25	for remuck cycle from muck bays
The 6 yard mucker will be used for	0.5	for support for loading and bolting

Total diesel usage for the mucker per round is: **52.80994** gallons cost per gallon

		4
cost per round	$211.24	
cost per ton	**$2.82**	

Administrative costs per foot

Per month converted to cost per foot

Insurances, vehicle			Safety, MSHA, etc..			Vehicles		
Cost	Tons	per ft cost	Cost	Tons	per ft cost	Cost	Tons	per ft cost
2500	6,750	**0.37037**	2000	6,750	**0.2962963**	3000	6,750	**0.44444**
Tracking and bookkeeping			**Insurance, general liability**					
Cost	Tons	per ft cost	Cost	Tons	per ft cost			
4000	6,750	**0.59259**	3300	6,750	**0.48888889**			

Total Admin Costs per ton

$2.19

since the raise mining and stope mining will effectively be half of our on going work and work force we must reduce the above costs by 50%

SO **$1.10** per ton

GROUND SUPORT

Pricing on bolts and support material

			bolts	Bits ea	Steel ea	driver	hose	wire panel	plates	monster plates
5 foot split set bolts	190.50	30	6.35	29.11	58.72	91	67.12	24.34	1.25	2.83
plates	37.50	30								
monster plates	84.90	30								
welded wire	48.68	2								
bits	58.22	2 per round								
steel	29.36	0.5 as get 2 rounds out of 1 steel								
Driver	18.2	0.02 as get 5 rounds out of 1 driver								
hoses and jack leg	13.424	0.2 as get 5 rounds out of 1 hose using it for everything and bolting								
amortization	5.04	4200	6 machines for life of job							
Cost of bolts per rnd	**$485.82**									
COST PER ton		**$6.48**								

REMUCK COSTS (ore to surface)

one man loading his own truck at 20 tons per truck ***(this is reflected in the labor costs at the top of the end bite stope figures)***

1. For the 12x12 10% decline, muck cycle times will be calculated on an average of 200 foot trams round trip.

A.	Round trip tram time	38.89227	minutes	Length of tram	length of rounds		# of rounds per 300 feet	
B.	Load time	2	minutes	5000	12		416.6667	
C.	Dump time and reverse time	1.5	minutes	average tram length				
Truck size	20 tons			2700				
				average (loaded)speed (MPH)	up a 10% incline		down 10% decline	
	Total cycle time	**42.39227**	**minutes**		0.8		4	
				Feet per minute				
					70.4		5000	

Bar down time per muck out
Clean face and fin hoe

TOTAL MUCKING TIME
PER CUT **2.65** hours

DIESEL USAGE FOR TRUCK

20 TON TRUCK will have a *** hp engine and will consume 12-15 gallons of fuel per hour **12**
The 20 TON TRUCK will be used for 2.65 for mucking cycle at face
The 3.5 yard mucker will be used for 2.25 for remuck cycle from muck bays
The 3.5 yard mucker will be used for 0.5 for support for loading and bolting

Total diesel usage for the truck per round is: **64.7942** gallons cost per gallon 4

cost per round $259.18
cost per ton **$3.46**

Total costs per ton for this stope method **$39.88**

4800000

STOPE ACCESS

Length of acess with muckbay	average width	average height	amount of tons
100	12	15	**1500**

No 10"x10" will be used for the stopes as we will use timber (trees) from the mine site

Timber per 8 feet of advance = 25-8' 3"x12"

feet of 10X10 per 12'	feet of 3x12 per 12'
cost per board foot of 10x10	cost per board foot of 3x12
sum per 12 feet	sum per end bite

cost per ton for timber

#DIV/0! per ton

Each stope access is 50 fet in length but needs a 50 foot long muck bay

advance rate per day	width	height	days per end cut

days for stope completion

tons per day	cuts per stope	
		0

Cost per ton Labor figuring in 4 miners (2 for mining 1 for miners support and 1 for mucking)* 2 shifts
The guy mucking will be on day shift only or night shift only as he wont be needed for both shifts
But we also are done with development at some point so have to add in the Mech and Superintendent

$48.13 per ton

Drill and blast cycles

We will be using jack legs drilling 8 foot rounds and loading rounds with ANFO

Rounds drilling times and will be affected by rock types and size of drift

Hard to very hard rock 8x40 raise heading, 2.5'x2.5' pattern

51 51 -1 1/2" holes
0 relief holes
51 loaded holes

Drill time

minutes per hole	minutes per relief hole	drill time per round	tram time and set up	Total drill time	
6	0	5.1	0.5	**5.60**	Hours
Hole length	8				

Total drill blast time per round

Loading time	minutes per hole	tying in round	**smoke time**	total blasting time		
	0.5	0.25	0.5	**1.18** Hours		**6.78** Hours

Drill bit usage | **Bit costs**

1 1/2"bits feet per bit	1 1/2"bits per round	1 1/2 inch each	1 1/2 inch per round	4 inch per round	Bit cost per round
60	6.80	28.75	195.5	0	**$195.50**
			per ton		**#DIV/0!**

Bank cubic yards and loose cubic yards broken per round

drift size and area in 80x8 end bite round

A= (W*H)

SO: 200.00 square feet

V yards cubed= A*Length/27

SO: **59.26** ***bank cubic yards***

78.81 ***loose cubic yards*** with 33% swell factor

now we will figure the tons per round considering this is hard to very hard rock with a tight fenicrisyt make up we will assume it weighs 1 ton per 12 cubic feet

so convert back to cubic feet per round

133.333333 tons per round

Powder usage and powder factor

Using ANFO for explosives (called Orica Rep) Blown in its 1 gram per centimeter cubed or 0.0378 pounds per inch cubed

this is in a 6 foot long 1 1/2" hole loaded to 5 feet deep

V=pie*radius squared * length of hole loaded

Volume= 3.142*(.75*.75)*(12*6)

106.0425 cubic inches

0.0378

4.01 lbs of anfo per loaded hole

204.43 lbs anfo per round

1.53 is the powder factor per ton

Powder costs

ANFO	0.6	per pound		per round	60.61
det cord	0.15	per foot	100' per rn	per round	15
20 foot EZ			21 per round	per round	175.35
dets(nonels)	8.35	each			
fuses and caps	3	each	10	per round	30
		2 pr round			
		Powder costs per round			**$280.96**
		Per ton			**$15.61**

Mucking cycles

We will be using a 3.5 yard mucker for mucking the ore to muck bays

Bank cubic yards and loose cubic yards broken per round

drift size and area in 12x12 arched heading with the spring line at 9 feet

A= (W*H)

SO: 36.00 square feet

V yards cubed= A*Length/27

SO: **8.00** ***bank cubic yards***

10.64 ***loose cubic yards*** with 33% swell factor

now we will figure the tons per round considering this is hard to very hard rock with a tight fenicrisyt make up we will assume it weighs 1 ton per 12 cubic feet

so convert back to cubic feet per round

18 tons per round

Muck cycles will be determined with muck bays to be installed every 250 feet. So muck cycle times will be only be figured on a 250 foot tram. We will use for this an assumption of a 10% decline. (rates would change either way slightly for flatter or steeper grades) Once muck bays have been established , the cre3w will be mucking out the

Muck Cycle times

1. For the 12x12 10% decline, muck cycle times will be calculated on an average of 200 foot trams round trip.

A. Round trip tram time 2.661818 minutes Length of tram length of rounds # of rounds per 300 feet

B.	Load time	2 minutes		300	12	25
C.	Dump time and reverse time	1.5 minutes	average tram length			
Mucker size	3.5 loose yards			156.16		
			average (loaded)speed (MPH)		up a 10% incline	down 10% decline
	Total cycle time	**6.161818 minutes**			0.8	4
			Feet per minute			
					70.4	352

Bar down time per muck out	0.25
Clean face and fin hoe	0.1

TOTAL MUCKING TIME
PER ROUND **2.66** hours

DIESEL USAGE FOR MUCKER

3.5 Yard Mucker will have a *** hp engine and will consume 12-15 gallons of fuel per hour			**12**
The 3.5 yard mucker will be used for	2.66	for mucking cycle at face	
The 3.5 yard mucker will be used for	2.25	for remuck cycle from muck bays	
The 3.5 yard mucker will be used for	0.5	for support for loading and bolting	

Total diesel usage for the mucker per round is: **64.951** gallons — cost per gallon: 4

cost per round $259.80
cost per ton **$1.95**

Administrative costs per foot
Per month converted to cost per foot

Insurances, vehicle			Safety, MSHA, etc..			Vehicles		
Cost	TONS	per ft cost	Cost	TONS	per ft cost	Cost	TONS	per ft cost
2500	#DIV/0!	**#DIV/0!**	2000	#DIV/0!	**#DIV/0!**	3000	#DIV/0!	**#DIV/0!**
Tracking and bookkeeping			**Insurance, general liability**					
Cost	TONS	per ft cost	Cost	TONS	per ft cost			
4000	#DIV/0!	**#DIV/0!**	3300	#DIV/0!	**#DIV/0!**			

Total Admin Costs per foot

#DIV/0!

since the raise mining and stope mining will effectively be half of our on going work and work force we must reduce the above costs by 50%

SO **#DIV/0!**

GROUND SUPORT

Pricing on bolts and support material

			bolts	Bits ea	Steel ea	driver	hose	wire panel	plates	monster plates
5 foot split set bolts	457.20	72	6.35	29.11	58.72	91	67.12	24.34	1.25	2.83
plates	90.00	72								
monster plates	203.76	72								
welded wire	0	0								
bits	261.99	9 per round								
steel	176.16	3 as it will take this many steel to complete bolting and drilling this end bite								
Driver	45.5	0.5								
hoses and jack leg	33.56	0.5								
amortization	5.04	4200	6 machines for life of job							
Cost of bolts per rnd	**$1,273.21**									
COST PER TON		**$9.55**								

REMUCK COSTS (ore to surface)

one man loading his own truck at 20 tons per truck ***(this is reflected in the labor costs at the top of the end bite stope figures)***

1. For the 12x12 10% decline, muck cycle times will be calculated on an average of 200 foot trams round trip.

A.	Round trip tram time	38.89227 minutes	Length of tram	length of rounds	# of rounds per 300 feet	
B.	Load time	2 minutes	5000	12	416.6667	
C.	Dump time and reverse time	1.5 minutes	average tram length			
Truck size	20 tons			2700		
			average (loaded)speed (MPH)	up a 10% incline	down 10% decline	
	Total cycle time	**42.39227 minutes**		0.8		4
			Feet per minute			
				70.4		5000

Bar down time per muck out

Clean face and fin hoe

TOTAL MUCKING TIME

PER CUT	**4.71**	hours	

DIESEL USAGE FOR MUCKER

20 TON TRUCK will have a *** hp engine and will consume 12-15 gallons of fuel per hour			**15**
The 20 TON TRUCK will be used for	4.71	for mucking cycle at face	
The 3.5 yard mucker will be used for	2.25	for remuck cycle from muck bays	
The 3.5 yard mucker will be used for	0.5	for support for loading and bolting	

Total diesel usage for the mucker per round is:	**111.9038** gallons		cost per gallon
			4
cost per round		$447.62	
cost per ton		**$3.36**	

TOTAL END BITE STOPING COSTS PER TON	**#DIV/0!**
Add the cost per ton of the raise work from the top of this work sheet it completes the stope tonage	**#DIV/0!**